ING Life Insurance and Annuity Company Variable Annuity Account C Pension IRA
For 1984 Contracts (Prospectus No. PRO.75992-05) and for 1992, 1994 and 2004 Contracts (Prospectus No. PRO.75988-05)

Supplement dated September 29, 2005

This supplement updates and amends certain information contained in the variable annuity contract prospectus, dated April 29, 2005, as supplemented. Please read it carefully and keep it with your variable annuity contract prospectus for future reference.

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In light of recent disasters caused by hurricanes in the Gulf Coast, the Company will waive early withdrawal charges related to withdrawals from your contract for those contract holders whose address of record was in certain specifically identified parishes or counties at the time of the hurricanes. This waiver of early withdrawal charges will be available for a limited period of time and is subject to certain conditions and restrictions that we will impose on a non-discriminatory basis.

To determine your eligibility for waiver of early withdrawal charges, please contact us at:

ING USFS Customer Service Central Rollover Unit, TS41 151 Farmington Avenue Hartford, CT 06156
1-800-262-3862

X.TRINASUP-05D	September 2005